OTHER INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2016
OTHER INCOME (EXPENSE), NET
OTHER INCOME (EXPENSE), NET
18. OTHER INCOME (EXPENSE), NET

Other income (expense), net consists of the following:

	For the years ended December 31,
	2015	2016
American Depositary Receipt reimbursement	9,917,716	-
Tax refund	-	979,794
Others	287,559	464,335
Total	10,205,275	1,444,129

In November 2014, the Company entered into an agreement with a depository bank, which agreed to reimburse the Company certain expenses in connection with the advancement of the Company’s ADS and investor relations programs for a period of five and half years. The Company recognizes income on a straight-line basis over each twelve-month contract year of the contract period, commencing on November of each year. During year 2015, the Company recorded RMB9,917,716 as other income. During year 2016, the Company did not receive any reimbursement and recorded no such amount to other income.